UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  _____________

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  September 18, 2007
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                                  Zanett, Inc.
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(Exact name of registrant as specified in its charter)


Delaware                            001-32589                  56-4389547
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                   File Number)          Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                          10022
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (212) 583-0300
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act        (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act         (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;
Transfer of Listing.

On September 18, 2007, Zanett, Inc. (the "Company") received a letter from the NASDAQ Stock Market ("NASDAQ") notifying it that the bid price per share for the Company's common stock has closed below the $1.00 minimum bid price requirement for 30 consecutive trading days and that, as a result, the Company no longer meets The NASDAQ Capital Market's minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(4). No breach of any other listing requirement was listed in the letter.

Pursuant to Marketplace Rule 4310(c)(8)(D), the Company has 180 calendar days, or until March 17, 2008, to regain compliance with the rule. To regain compliance with the minimum bid price requirement, the closing bid price of the Company's common stock must close above $1.00 for a minimum of ten consecutive trading days. Furthermore, the letter also states that in certain circumstances, the NASDAQ staff has the discretion to require compliance for a period in excess of 10 consecutive business days, but generally no more than 20 consecutive business days.

The 180-day compliance period relates exclusively to the Company's bid price deficiency. The Company may be delisted during the 180-day period for failure to maintain compliance with any other listing requirement which occurs during this period. Currently the Company believes that it is not in breach of any other listing requirement.

If, by March 17, 2008, the Company cannot demonstrate compliance with Marketplace Rule 4310(c)(4), then the NASDAQ staff will determine whether or not the Company meets The NASDAQ Capital Market initial listing criteria set forth in NASDAQ Marketplace Rule 4310(c), except for the bid price requirement.

If the Company meets the initial listing criteria (with the exception of the bid price requirement), the NASDAQ staff will notify the Company that it has been granted an additional 180 calendar day compliance period, or until September 13, 2008.

If the Company is not eligible for an additional 180-day compliance period, the NASDAQ staff will provide written notice that the Company's securities will be delisted. At that time, the Company may appeal the NASDAQ staff's determination to delist its securities to a Listing Qualifications Panel.

The Company's management and Board of Directors are considering various alternatives to address this issue.

A copy of the letter (redacted for personal information) is included as
Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release dated September 24, 2007.
99.2 Letter from NASDAQ Stock Market dated September 18, 2007.


SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZANETT, INC.



Date:  September 24, 2007        By: /s/ Dennis Harkins
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                                 Dennis Harkins
                                 Chief Financial Officer



EXHIBIT INDEX

Exhibit No. Description
99.1        Press release dated September 24, 2007.
99.2        Letter from NASDAQ Stock Market dated September 18, 2007.
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